

                                 EXHIBIT 21

                      DIRECT AND INDIRECT SUBSIDIARIES
                                     OF
                   HEARTLAND WIRELESS COMMUNICATIONS, INC.

                                   DIRECT

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
No.                                  Name                                     State of Incorporation
---                        ------------------------                           ----------------------
1         Wireless Communications, Inc.                                                 Oklahoma

2         Heartland Installations, Inc.                                                 Oklahoma

3         East Texas Cablevision, Inc.                                                   Texas
4         Community Cable Corporation                                                   Oklahoma

5         Hereford Wireless Cablevision, Inc.                                            Texas

6         Mt. Pleasant Wireless, Inc.                                                    Texas
7         Central Oklahoma Wireless Cable, Inc.                                         Oklahoma

8         Northern Oklahoma Wireless Cable, Inc.                                        Oklahoma

9         Master-View Wireless Cable, Inc.                                               Texas
10        East Texas Wireless Ltd.                                                       Texas

11        Red River Wireless T.V., Inc.                                                  Texas

12        Southwest Wireless Cable, Inc.                                                Oklahoma
13        Arbuckle Cablevision, Inc.                                                    Oklahoma

14        Bartlesville Wireless Cable, Inc.                                             Oklahoma

15        Global Vision Wireless Cable, Inc.                                            Oklahoma
16        Eastern Oklahoma Wireless Cable, Inc.                                         Oklahoma

17        Miami Wireless Cable, Inc.                                                    Oklahoma

18        Green Country Wireless, Inc.                                                  Oklahoma
19        Ponca City Wireless Cable, Inc.                                               Oklahoma

20        Metro Valley Wireless, Inc.                                                   Oklahoma

21        W-C Wireless Cable, Inc.                                                      Oklahoma
22        Plainview Wireless Cable, Inc.                                                 Texas

23        Southern Arkansas Wireless Cable, Inc.                                        Arkansas

24        Heartland Merger Sub, Inc.                                                    Delaware

25        Heartland Wireless-Randolph, Inc.                                              Kansas
26        Heartland Merger Sub II, Inc.                                                 Delaware

27        HARTACQ, Inc.                                                                 Delaware

                                   INDIRECT


No.                                     Name                                  State of Incorporation
---                           ------------------------                        ----------------------
1         Wireless Leasing, Inc.                                                     Oklahoma

2         Big Country Wireless Cable, Inc.                                            Texas

3         Peoria Wireless Cable, Inc.                                                Illinois
4         Midland-Odessa Holdings Wireless Cable, Inc.                                Texas

5         Laredo Wireless Cable, Inc.                                                 Texas

6         Columbia Wireless Cable, Inc.                                               Texas
7         Topeka Wireless Cable, Inc.                                                Oklahoma

8         Great Plains Wireless, Inc.                                                Oklahoma

9         Brownwood Wireless, Inc.                                                    Texas
10        Texoma Wireless, Inc.                                                       Texas

11        Delta Wireless Cable, Inc.                                                Louisiana

12        Henryetta Wireless Cable, Inc.                                             Oklahoma
13        Country Wireless, Inc.                                                     Oklahoma

14        Arklatex Wireless Cable, Inc.                                             Louisiana

15        Heartland Wireless Portsmouth, L.L.C.                                       Texas
16        Heartland Wireless Great Bend, L.L.C.                                       Kansas

17        Heartland Wireless Hays-Russell, L.L.C.                                     Kansas

18        Heartland Wireless Ocala, L.C.                                             Florida
19        Southern Oklahoma Wireless Cable, L.L.C.                                   Oklahoma

20        Heartland Wireless Paducah, Inc.                                           Kentucky

21        Heartland Wireless-Elk City, Inc.                                          Oklahoma
22        Heartland Wireless-Rockdale, Inc.                                           Texas

23        Heartland Wireless-Lindsay, Inc.                                           Oklahoma

24        Heartland Wireless-Des Moines, L.C.                                          Iowa

25        HLW Properties, Inc.                                                        Texas
26        Heartland Wireless Alabama Properties, Inc.                                Alabama

27        Heartland Wireless Arizona Investments, Inc.                               Arizona

28        Heartland Wireless Delaware Properties, Inc.                               Delaware
29        Heartland Wireless Florida Properties, Inc.                                Florida

30        Heartland Wireless Georgia Properties, Inc.                                Georgia

31        Heartland Wireless Illinois Properties, inc.                               Illinois

No.                                     Name                                  State of Incorporation
---                           ------------------------                        ----------------------
32        Heartland Wireless Kansas Properties, Inc.                                  Kansas

33        Heartland Wireless Louisiana Properties, Inc.                             Louisiana

34        Heartland Wireless Michigan Properties, Inc.                               Michigan
35        Heartland Wireless Missouri Properties, Inc.                               Missouri

36        Heartland Wireless Nebraska Properties, Inc.                               Nebraska

37        Heartland Wireless New Mexico Properties, Inc.                            New Mexico
38        Heartland Wireless North Dakota Properties, Inc.                         North Dakota

39        Heartland Wireless Ohio Properties, Inc.                                     Ohio

40        Heartland Wireless South Dakota Properties, Inc.                         South Dakota
41        Heartland Wireless-Chanute, Inc.                                            Kansas

42        Heartland Wireless Productions, Inc.                                        Texas

43        Heartland Wireless Commercial Channels, Inc.                               Delaware
44        Cotton Country Cable, Inc.                                                Louisiana

45        Heartland Wireless-Lubbock, Inc. f/k/a Robert R. Story, Inc.                Texas

46        Heartland Wireless-Stillwater, Inc.                                        Oklahoma
47        Heartland Wireless-Paragould, Inc.                                         Arkansas

48        Heartland Wireless-Gainsville, Inc.                                        Florida

49        Heartland Wireless-                                                        Illinois
          Taylorville, Inc.

50        Heartland Wireless-Olney, Inc.                                             Illinois
51        Heartland Wireless-McLeansboro                                             Illinois

52        Heartland Wireless-Vandalia, Inc.                                          Illinois

53        Heartland Wireless-Peoria, Inc.                                            Illinois
54        Heartland Wireless-Manhattan, Inc.                                          Kansas

55        Heartland Wireless-Grand Rapids, Inc.                                      Michigan

56        Heartland Wireless-Sikeston, Inc.                                          Missouri
57        Heartland Wireless-Bucyrus, Inc.                                             Ohio

58        Heartland Wireless-O'Donnell, Inc.                                          Texas

59        Heartland Wireless-Olton, Inc.                                              Texas
60        Heartland Wireless-Monroe City, MO                                         Missouri

61        Heartland Wireless-Corsicana, TX                                            Texas

62        Heartland Wireless-Ranger, TX                                               Texas